SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 14, 2002

                             First Industrial, L.P.
             (Exact Name of Registrant as Specified in its Charter)

Delaware                              333-21873                 36-3924586
(State or Other                    (Commission File          (I.R.S. Employer
Jurisdiction of Organization)           Number)             Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois                                                    60606
(Address of Principal Executive Offices)                          (Zip Code)

                                 (312) 344-4300
              (Registrant's Telephone Number, Including Area Code)



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Item 9.  Regulation FD Disclosure


Certification Required by 18 U.S.C. 1350


On August 14, 2002, First Industrial, L.P. (the "Company") filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Company has provided to the Securities and Exchange Commission the certification below, as required by 18 U.S.C. 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002:


                   Certification Accompanying Form 10-Q Report
                            of First Industrial, L.P.
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                (Chapter 63, Title 18 U.S.C. ss.1350(a) and (b))


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. ss.1350(a) and (b)), each of the undersigned hereby certifies, to his knowledge, that the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of First Industrial, L.P. (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 9, 2002                 /s/ Michael W. Brennan
                                       ---------------------------------------
                                       Michael W. Brennan
                                       Chief Executive Officer
                                       First Industrial Realty Trust, Inc.


Dated:  August 9, 2002                 /s/ Michael J. Havala
                                       ---------------------------------------
                                       Michael J. Havala
                                       Chief  Financial Officer
                                       First Industrial Realty Trust, Inc.





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                                      -3-

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRST INDUSTRIAL, L.P.

                                  By:  First Industrial Realty Trust, Inc.,
                                         its Sole General Partner


                                  By:  /s/ Scott A. Musil
                                       ------------------------------
                                       Name:   Scott A. Musil
                                       Title:  Senior Vice President,
                                                 Controller, Treasurer and
                                                 Assistant Secretary


Date:  August 14, 2002